                                                                 EXHIBIT 10.01
                               TABLE OF CONTENTS

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
  ARTICLE 1  DEFINITIONS.................................................................................   2

        1.1  Definitions.................................................................................   2

  ARTICLE 2  PROPERTY AND TERM...........................................................................   2

        2.1  Property....................................................................................   2

        2.2  Lease Term..................................................................................   2

        2.3  Title.......................................................................................   2

        2.4  Lease Supplement............................................................................   2

  ARTICLE 3  RENT........................................................................................   2

        3.1  Rent........................................................................................   2

        3.2  Payment of Basic Rent.......................................................................   3

        3.3  Supplemental Rent...........................................................................   3

        3.4  Performance on a Non-Business Day...........................................................   3

        3.5  Method of Payment...........................................................................   3

  ARTICLE 4  IMPOSITIONS AND UTILITY CHARGES.............................................................   4

        4.1  Impositions; Utility Charges................................................................   4

  ARTICLE 5  QUIET ENJOYMENT.............................................................................   4

        5.1  Quiet Enjoyment.............................................................................   4

  ARTICLE 6  NET LEASE...................................................................................   4

        6.1  Net Lease; No Setoff; Etc...................................................................   4

        6.2  No Termination or Abatement.................................................................   6

  ARTICLE 7  OWNERSHIP OF PROPERTY.......................................................................   6

        7.1  Ownership of the Property...................................................................   6

        7.2  Liens and Security Interests................................................................   6

  ARTICLE 8  CONDITION OF PROPERTY.......................................................................   9

        8.1  Condition of the Property...................................................................   9

        8.2  Possession and Use of the Property..........................................................   9

  ARTICLE 9  COMPLIANCE..................................................................................   9

        9.1  Compliance with Legal Requirements and Insurance Requirements...............................   9

  ARTICLE 10  MAINTENANCE AND REPAIR.....................................................................  10

       10.1  Maintenance and Repair; Return..............................................................  10

                               TABLE OF CONTENTS
                                  (CONTINUED)

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
       10.2  Right of Inspection.........................................................................  11

       10.3  Environmental Inspection....................................................................  11

 ARTICLE 11  MODIFICATIONS...............................................................................  11

       11.1  Modifications, Substitutions and Replacements...............................................  11

       11.2  Initial Renovations.........................................................................  12

 ARTICLE 12  TITLE.......................................................................................  14

       12.1  Warranty of Title...........................................................................  14

       12.2  Grants and Releases of Easements............................................................  14

 ARTICLE 13  PERMITTED CONTESTS..........................................................................  15

       13.1  Permitted Contests Other Than in Respect of Impositions.....................................  15

 ARTICLE 14  INSURANCE...................................................................................  15

       14.1  Public Liability and Workers' Compensation Insurance........................................  15

       14.2  Hazard and Other Insurance..................................................................  16

       14.3  Coverage....................................................................................  16

 ARTICLE 15  CASUALTY AND CONDEMNATION...................................................................  17

       15.1  Casualty and Condemnation...................................................................  17

       15.2  Environmental Matters.......................................................................  18

       15.3  Notice of Environmental Matters.............................................................  18

 ARTICLE 16  LEASE TERMINATION...........................................................................  19

       16.1  Termination upon Certain Events.............................................................  19

       16.2  Termination Procedures......................................................................  20

 ARTICLE 17  DEFAULT.....................................................................................  20

       17.1  Lease Events of Default.....................................................................  20

       17.2  Final Liquidated Damages....................................................................  22

       17.4  Waiver of Certain Rights....................................................................  27

       17.5  Assignment of Rights Under Contracts........................................................  27

       17.6  Power of Sale and Foreclosure...............................................................  27

       17.7  Remedies Cumulative.........................................................................  31

       17.8  Lessee's Purchase Option....................................................................  31

 ARTICLE 18  LESSORS RIGHT TO CURE.......................................................................  31

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                         Page
       18.1  Agent Lessor's Right to Cure Lessee's Lease Defaults........................................  31

 ARTICLE 19  LEASE TERMINATION...........................................................................  31

       19.1  Provisions Relating to Lessee's Termination of this Lease or Exercise of Purchase Options...  31


 ARTICLE 20  PURCHASE OPTION.............................................................................  32

       20.1  Purchase Option.............................................................................  32

       20.2  Maturity Date Purchase Option...............................................................  32

       20.3  Extension of Expiration Date................................................................  32

 ARTICLE 21  SALE OF PROPERTY............................................................................  32

       21.1  Sale Procedure..............................................................................  32

       21.2  Application of Proceeds of Sale.............................................................  33

       21.3  Indemnity for Excessive Wear................................................................  33

       21.4  Appraisal Procedure.........................................................................  34

       21.5  Certain Obligations Continue................................................................  34

 ARTICLE 22  HOLDING OVER................................................................................  35

       22.1  Holding Over................................................................................  35

 ARTICLE 23  RISK OF LOSS................................................................................  35

       23.1  Risk of Loss................................................................................  35

       24.1  Subletting and Assignment...................................................................  35

       24.2  Subleases...................................................................................  36

       24.3  Existing Tenancies..........................................................................  36

 ARTICLE 25  ESTOPPEL CERTIFICATES.......................................................................  36

       25.1  Estoppel Certificates.......................................................................  36

 ARTICLE 26  NO WAIVER...................................................................................  36

       26.1  No Waiver...................................................................................  36

 ARTICLE 27  ACCEPTANCE OF SURRENDER.....................................................................  37

       27.1  Acceptance of Surrender.....................................................................  37

 ARTICLE 28  NO MERGER OF TITLE..........................................................................  37

       28.1  No Merger of Title..........................................................................  37

 ARTICLE 29  NOTICES.....................................................................................  37

                               TABLE OF CONTENTS
                                  (CONTINUED)

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
       29.1  Notices.....................................................................................  37

 ARTICLE 30  MISCELLANEOUS...............................................................................  38

       30.1  Miscellaneous...............................................................................  38

       30.2  Amendments and Modifications................................................................  38

       30.3  Successors and Assigns......................................................................  38

       30.4  Headings and Table of Contents..............................................................  39

       30.5  Counterparts................................................................................  39

       30.6  Governing Law...............................................................................  39

       30.7  Limitations on Recourse.....................................................................  39

       30.8  Recordation of Lease........................................................................  39

       30.9  Priority....................................................................................  39

 EXHIBIT A   1
 SCHEDULE 1  1
 EXHIBIT B   1
 SCHEDULE 1  1

                                     LEASE

                                    between

                        IBJTC LEASING CORPORATION-BSC,
                       as Agent Lessor for the Lessors,

                                      and

                            KEYNOTE SYSTEMS, INC.,
                                   as Lessee

--------------------------------------------------------------------------------
                           Dated as of July 11, 2000
--------------------------------------------------------------------------------

This Lease is subject to a security interest in favor of The Industrial Bank of Japan, Limited as agent (the "Agent"), under a Credit Agreement, dated as of July 11, 2000, among IBJTC Leasing Corporation-BSC, the several Lenders from time to time parties thereto, and the Agent, as amended or supplemented. This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code of the State of California), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

     LEASE (this "Lease"), dated as of July 11, 2000, between IBJTC LEASING CORPORATION-BSC, a New York corporation, having its principal office at 1251 Avenue of the Americas, New York, NY 10020 as agent for the Lessors (in such capacity, the "Agent Lessor"), and KEYNOTE SYSTEMS, INC., a Delaware corporation, having its principal office at 2855 Campus Drive, San Mateo, California, 94403, as lessee (the "Lessee").

     In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE 1 DEFINITIONS

     1.1 Definitions. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Annex A to the Participation Agreement dated as of the date hereof among Lessee, the Lessors, Agent, the Lenders named therein and the Agent Lessor.

                         ARTICLE 2 PROPERTY AND TERM

     2.1 Property. Subject to the terms and conditions hereinafter set forth and contained in each Lease Supplement relating to the Property, Agent Lessor hereby leases to Lessee, and Lessee hereby leases from Agent Lessor, the Property, subject to the rights of any third parties under any existing agreements granting rights of tenancy in the Property ("Existing Leases").

     2.2 Lease Term. The Property is leased for the Term, unless extended or earlier terminated in accordance with the provisions of this Lease.

     2.3 Title. The Property is leased to Lessee without any representation or warranty, express or implied, by Agent Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, the Permitted Exceptions), and all applicable Legal Requirements. Subject to Section 9.2(a) of the Participation Agreement, Lessee shall in no event have any recourse against Agent Lessor for any defect in title to the Property.

     2.4 Lease Supplement. On the Closing Date, Lessee and Agent Lessor shall each execute and deliver a Lease Supplement Land and a Lease Supplement Improvements for the Property to be leased on such date in the form of Exhibit A and Exhibit B respectively and thereafter the Property shall be subject to the terms of this Lease.

                                ARTICLE 3 RENT

     3.1  Rent.

          (a) On each applicable Scheduled Interest Payment Date during the Term and on any date when this Lease shall terminate, Lessee shall pay Basic Rent for the Property.

           (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to such other Person or in such other manner as Agent Lessor shall from time to time direct.

          (c) Neither Lessee's inability or failure to take possession of all, or any portion, of the Property when delivered by Agent Lessor, nor Agent Lessor's inability or failure to deliver all or any portion of the Property to Lessee, whether or not attributable to any act or omission of Lessee or any act or omission of Agent Lessor, or for any other reason whatsoever, shall delay or otherwise affect Lessee's obligation to pay Rent in accordance with the terms of this Lease.

     3.2 Payment of Basic Rent. Basic Rent shall be paid absolutely net to Agent Lessor, so that this Lease shall yield to Agent Lessor the full amount thereof, without setoff, deduction or reduction.

     3.3  Supplemental Rent.

          (a) Lessee shall pay to Agent Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Agent Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay to Agent Lessor as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Agent Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease or any other Operative Agreement, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     (b) Lessee shall make a payment of Supplemental Rent equal to the Maximum Residual Guarantee Amount in accordance with Section 21.1(c) hereof.

     3.4 Performance on a Non-Business Day. If any payment is required hereunder on a day that is not a Business Day, then such payment shall be due on the next succeeding Business Day (subject to the definition of the term "Interest Period").

     3.5 Method of Payment. Each payment of Rent payable by Lessee to Agent Lessor under this Lease or any other Operative Agreement shall be made by Lessee to Agent Lessor under the Assignment of Lease prior to 2:00 p.m. New York City time to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 2:00 p.m. New York City time on the date due shall for the purpose of Section 17.1 be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3, such payments shall be deemed received on the next succeeding Business Day and shall accrue interest at the Overdue Rate as provided in such Section 3.3.

                  ARTICLE 4 IMPOSITIONS AND UTILITY CHARGES

     4.1 Impositions; Utility Charges. Lessee shall pay, or cause to be paid, all Impositions and/or the use, occupancy, operation, repair, access, maintenance or operation thereof, and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. Upon Lessor's request made from time to time, Lessee shall provide Lessor with evidence of all such payments referenced in the foregoing sentence. Unless an Event of Default shall have occurred and be continuing, Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee and the amount of any credit or refund received by Agent Lessor on account of any utility charges paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. If an Event of Default shall have occurred and be continuing, Lessor shall elect to do any or all of the following: (i) apply any such credit or refund to amounts then due and owing by Lessee hereunder, to the extent that such action would not adversely affect Lessor's rights and remedies under the Operative Agreements;
(ii) hold such credits or refunds as additional collateral, or (iii) return such amounts to Lessee. All charges for Impositions or utilities imposed with respect to the Property for a billing period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Agent Lessor and Lessee, and each party shall pay or reimburse the other for each party's pro rata share thereof.

                          ARTICLE 5 QUIET ENJOYMENT

     5.1 Quiet Enjoyment. Subject to the rights of Lessor contained in this Lease and the other Operative Agreements, and so long as no Lease Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by Agent Lessor or the Lessors or anyone rightfully claiming by, through or under Agent Lessor or the Lessors with respect to any matters arising from and after the Closing Date. Such right of quiet enjoyment is independent of, and shall not affect the rights of Agent Lessor or the Lessors (or anyone claiming by, through or under Agent Lessor or the Lessors) otherwise to initiate legal action to enforce, the obligations of Lessee under this Lease.

                             ARTICLE 6 NET LEASE

     6.1 Net Lease; No Setoff; Etc. This Lease shall constitute a net lease and, notwithstanding any other provision of this Lease, it is intended that Basic Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts, throughout the Term, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of the Property, or any failure of the Property to comply with all Legal Requirements, including any inability to occupy or use the Property by reason of such noncompliance; (b) any damage to, abandonment, loss, contamination of or Release from or destruction of or any requisition or taking of the Property or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof, including eviction; (d) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Lessor, Agent Lessor, Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, any Lessor, Agent Lessor, Agent, any Lender or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, any Lessor, Agent Lessor, Agent, any Lender or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including, without limitation, any Lessor, Agent Lessor, Agent or any Lender;
(h) any failure on the part of Agent Lessor or any other Lessor to perform or comply with any of the terms of this Lease, any other Operative Agreement or of any other agreement; (i) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Agreements or any provision of any thereof; (j) the impossibility or illegality of performance by Lessee, Agent Lessor, Lessors or all of them; (k) any action by any court, administrative agency or other Governmental Authority; any restriction, prevention or curtailment of or any interference with the construction on or any use of the Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall be noncancellable by Lessee for any reason whatsoever except as expressly provided herein, and Lessee, to the extent permitted by Legal Requirements, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as otherwise expressly provided herein, Lessee shall, unless prohibited by any Requirements of Law, nonetheless pay to Agent Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Agent Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the computation of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from any Lessor, Agent Lessor, Agent, any Lender or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Property and neither Agent Lessor nor any Lessor shall have any responsibility in respect thereof or any liability for damage to the property of Lessee or any subtenant of Lessee on any account or for any reason whatsoever.

     6.2 No Termination or Abatement. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of any Participant or by any court with respect to any Participant, except as otherwise expressly provided herein. Lessee hereby waives all right (i) to terminate or surrender this Lease, except as otherwise expressly provided herein, or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                       ARTICLE 7 OWNERSHIP OF PROPERTY

     7.1 Ownership of the Property. The parties hereto intend that (i) for financial accounting purposes with respect to Lessee, Agent Lessor, the Lessors and the Lenders (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (B) Agent Lessor will be treated as the owner and lessor of the Property and (C) Lessee will be treated as the lessee of the Property, but (ii) for federal, state and local income tax and all other purposes (A) this Lease will be treated as a financing arrangement, (B) the Lessors and the Lenders will be treated as lenders making loans to Lessee in an amount equal to the sum of the Lessor Contributions and the outstanding principal amount of the Loans, which loans are secured by the Property, and (C) Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of land and property like the Property for such tax purposes.

     7.2  Liens and Security Interests.

          (a) The parties hereto further intend and agree that, for the purpose of securing Lessee's obligations for the repayment of all sums due under this Lease, including the above-described loans, (i) this Lease shall also be deemed to be a security agreement, fixture filing and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage or deed of trust, as applicable; (ii) the conveyance provided for in Article II shall be deemed a grant of a security interest in and a mortgage lien on Lessee's beneficial ownership interest in the Property (including the right to exercise all remedies as are contained in the Deed of Trust upon the occurrence of a Lease Event of Default) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, for the benefit of the Agent Lessor to secure Lessee's payment of all amounts owed by Lessee under this Lease and the other Operative Agreements and Agent Lessor holds title to the Property so as to create and grant a first lien and prior security interest in the Property (A) pursuant to this Lease for the benefit of the Agent under the Assignment of Lease, to secure to the Agent the obligations of Lessee under the Lease and (B) pursuant to the Deed of Trust to secure to Agent the obligations of the Agent Lessor under the Deed of Trust and the Notes; (iii) the possession by

Agent Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and
(iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. The parties hereto shall, to the extent consistent with this Lease, take such actions as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Property in accordance with this Section, then such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the Term. Nevertheless, Lessee acknowledges and agrees that neither any Lessor, Agent Lessor, Agent, nor any Lender has provided or will provide tax, accounting or legal advice to Lessee regarding this Lease, the Operative Agreements or the transactions contemplated hereby and thereby, or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements, and that Lessee has independently obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate.

          (b) The parties hereto further intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting any party hereto, the transactions evidenced by this Lease shall be regarded as loans made by an unrelated third party lender to Lessee.

          (c) Specifically, but without limiting the foregoing or the generality of Section 7.1, Lessee hereby grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to Agent Lessor all of Lessee's right, title, and interest in and to the following (collectively, the "Mortgaged Property"): (i) the Property and Appurtenant Rights relating thereto and all proceeds, both cash and noncash thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Land or the Property or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Lessee; (iii) to the extent now, heretofore or hereafter acquired with any proceeds of the Advances, all right, title and interest of Lessee in all furnishings, furniture, fixtures, machinery, apparatus, Equipment, fittings, appliances, building supplies and materials, chattels, goods, consumer goods, farm products, inventory, warranties, chattel paper, documents, accounts, general intangibles, trade names, trademarks, servicemarks, logos (including any names or symbols by which the Property is known) and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible and now, heretofore or hereafter (A) arising out of or related to the ownership of the Property, or
(B) located in, on or about the Property, or (C) used or intended to be used with or in connection with the construction, use, operation or enjoyment of the Property; (iv) all right, title and interest of Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Property or any portion thereof and providing for or resulting in the payment of money to Lessee for the use of the Property or any portion thereof, whether the user enjoys the Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "Subject Leases") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Lessee of, in and to the same; provided, however, that although this Lease contains (and it is hereby agreed that this Lease contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, Lessee shall collect and apply such rental payments and revenues as provided in the Lease and the other Operative Agreements (v) all right, title and interest of Lessee to and under all agreements, management contracts, consents, authorizations, certificates and other rights of every kind and character of any Governmental Authority affecting the Property, to the extent the same are transferable, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Initial Renovations or Modifications (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "Subject Contracts"); (vi) all right, title and interest of Lessee in any insurance policies or binders now or hereafter relating to the Property, including any unearned premiums thereon, as further provided in this Lease; (vii) all right, title and interest of Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Property by reason of casualty, condemnation or otherwise as further provided in this Lease; (viii) all right, title and interest of Lessee in all utility, escrow and all other deposits (and all letters of credit, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash) now or hereafter relating to the Property or the purchase, construction or operation thereof; (ix) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (x) all Modifications, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all inventory, chattel paper, documents, instruments, Equipment, fixtures, farm products, consumer goods, general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Advances herein described, a portion of the above described collateral being located upon the Land.

                       ARTICLE 8 CONDITION OF PROPERTY

     8.1 Condition of the Property. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS RENTING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY AGENT LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF. NEITHER ANY LESSOR, AGENT LESSOR, AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED, INCLUDING THE CONDITION OF ANY IMPROVEMENTS THEREON, THE SOIL CONDITION, OR ANY ENVIRONMENTAL OR HAZARDOUS MATERIAL CONDITION) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER ANY LESSOR, AGENT LESSOR, AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.

     8.2 Possession and Use of the Property. The Property shall be used at all times in compliance with all applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Property. Subject to the foregoing, the Property shall be used as office buildings. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property. Lessee shall not commit or permit any waste of the Property or any part thereof.

                             ARTICLE 9 COMPLIANCE

     9.1  Compliance with Legal Requirements and Insurance Requirements.
Subject to the terms of Article 13 relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all Legal Requirements (including all Environmental Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, renovation, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

                      ARTICLE 10 MAINTENANCE AND REPAIR

     10.1 Maintenance and Repair; Return.

          (a) Lessee, at its sole cost and expense, shall maintain the Property in good condition and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Legal Requirements and Insurance Requirements and on a basis reasonably consistent with the operation and maintenance of commercial properties comparable in type and location to the Property subject, however, to the provisions of Article 15 with respect to Condemnation and Casualty.

          (b) Agent Lessor shall under no circumstances be required to build any Improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. Agent Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and Lessee waives the right to (i) require Agent Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of Agent Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenants, condition or restriction at any time in effect.

          (c) Lessee shall, upon the expiration or earlier termination of the Term with respect to the Property not including a purchase thereof by Lessee, vacate, surrender and transfer the Property to Agent Lessor or, at Agent Lessor's request, the independent purchaser thereof, at Lessee's own expense, free and clear of all tenancies, free and clear of all Liens other than Permitted Liens and Lessor Liens, in as good condition as it was on the commencement of the Term together with all Initial Renovations thereon, ordinary wear and tear during the Term excepted, and in compliance with all Legal Requirements and the other requirements of this Lease (and in any event without (x) any asbestos installed or maintained in any part of the Property, (y) any polychlorinated byphenyls (PCBs) in, on or used, stored or located at the Property, and (z) any other Hazardous Substances). Lessee shall cooperate with any independent purchaser of the Property in order to facilitate the ownership or leasing and operation by such purchaser of the Property after such expiration or earlier termination of the Term, including providing all books, reports and records regarding the maintenance, repair and ownership of the Property and all data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating in seeking and obtaining all necessary licenses, permits and approvals of Governmental Authorities. Lessee shall have also paid the total cost for the completion of all Modifications commenced prior to such expiration or earlier termination of the Term. The obligation of Lessee under this Section 10.1(c) shall survive the expiration or termination of this Lease.

          (d) If any component of the Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, within a reasonable time will replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are added to the Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in the Property and subject to the terms of this Lease as if originally leased hereunder.

     10.2 Right of Inspection. During the Term, Agent Lessor, any Lessor, Agent or any Lender may, at reasonable times and with reasonable prior notice, enter upon, inspect and examine at its own cost and expense (unless a Lease Event of Default exists, in which case the out-of-pocket costs and expenses of such parties shall be paid by Lessee), the Property. Upon Agent Lessor's request, Lessee shall furnish to Agent Lessor statements, no more than once per year, accurate in all material respects, regarding the condition and state of repair of the Property. Agent Lessor shall have no duty to make any such inspection or inquiry and shall not incur any liability or obligation by reason of not making any such inspection or inquiry.

     10.3 Environmental Inspection. Upon surrender of possession of the Property, on not more than 120 days nor less than 30 days prior to the Expiration Date or earlier termination of the Term (unless Lessee has previously irrevocably exercised the Purchase Option or Maturity Date Purchase Option), Lessee shall, at its sole cost and expense, provide to Agent Lessor a report by an environmental consultant selected by Lessee and reasonably satisfactory to Agent Lessor certifying that Hazardous Substances have not at any time during the Term been generated, used, treated or stored on, transported to or from, Released at, on or from or deposited at or on the Property other than (i) as necessary to use, operate, maintain, repair and restore the Property and (ii) in full compliance with all Environmental Laws, and no portion of the Property has been used for such purposes other than in full compliance with all Environmental Laws. If such is not the case, the report shall set forth a remedial response plan relating to the Property (which remedial response plan, if required by any Environmental Law or Governmental Authority, shall be approved by the appropriate Governmental Authority). Such remedial response plan shall include, but shall not be limited to, plans for full response, remediation, removal, or other corrective action, and the protection, or mitigative action associated with the protection, of natural resources including wildlife, aquatic species, and vegetation associated with the Property, as required by all applicable Environmental Laws. If such report includes a remedial response plan, Lessee shall promptly deposit funds in escrow with the Agent sufficient to ensure the full execution and implementation of such plan.

                          ARTICLE 11   MODIFICATIONS

     11.1 Modifications, Substitutions and Replacements. So long as no Lease Event of Default has occurred and is continuing, Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof (collectively, "Modifications"); provided, that: (i) except for any Modification required to be made pursuant to a Legal Requirement or an Insurance Requirement, no Modification, individually, or when aggregated with any (A) other Modification or (B) grant, dedication, transfer or release pursuant to Section 12.2, shall materially impair the value of the Property or the utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) the Modification shall be performed expeditiously and in a good and workmanlike manner; (iii) Lessee shall comply with all Legal Requirements (including all

Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be adversely affected; (iv) Lessee shall maintain or cause to be maintained builders' risk insurance at all times when a Modification is in progress, except if such Modifications have a cost less than $10,000; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to the Modification; (vi) such Modifications shall comply with Sections 8.2 and 10.1 and shall not change the primary character of the Property; and (vii) no Improvements shall be demolished. All Modifications (other than those that may be readily removed without impairing the value, utility or remaining useful life of the Property) shall remain part of the Improvements and shall be subject to this Lease, and title thereto shall immediately vest in Agent Lessor. So long as no Lease Event of Default has occurred and is continuing, Lessee may place upon the Property any inventory, trade fixtures, machinery, equipment or other property belonging to Lessee or third parties and may remove the same at any time during the term of this Lease; provided that such inventory, trade fixtures, machinery, equipment or other property, or their respective operations, do not materially impair the value, utility or remaining useful life of the Property.

          (a) Other than the Initial Renovations, Lessee shall notify Agent Lessor of the undertaking of any construction, repairs or alterations to the Property the cost of which is anticipated to exceed $500,000. Prior to undertaking any such construction or alterations, Lessee shall deliver to Agent Lessor (i) a brief narrative of the work to be done and a copy of the plans and specifications relating to such work; and (ii) an Officer's Certificate stating that such work when completed will not impair the value, utility or remaining useful life of the Property. Agent Lessor, by itself or its agents, shall have the right, but not the obligation, from time to time to inspect such construction to ensure that the same is completed consistent with such plans and specifications.

          (b) Other than the Initial Renovations, Lessee shall not without the consent of Agent Lessor undertake any construction or alterations to the Property if such construction or alterations cannot, in the reasonable judgement of Agent Lessor, be completed on or prior to the date that is twelve months prior to the Expiration Date.

     11.2 Initial Renovations.

          (a) The initial Loans and Lessor Contributions made on the Closing Date (the "Initial Advance") include a sum paid to Lessee, which Lessee will expend for Agent Lessor, to cover the cost of renovating, remodeling, improving and furnishing existing Improvements as described generally in Schedule 11.2 (collectively, the "Initial Renovations"). The Initial Renovations shall become and remain part of the Improvements and owned by Agent Lessor as provided herein. To the extent, if any, that funds received by Lessee from the Initial Advance for the Initial Renovations exceed the actual cost thereof, such excess shall for the benefit of Agent Lessor be paid by Lessee to Agent Lessor no later than the first day of the first Specified Interest Payment Date to commence after the second anniversary of the Closing Date.

          (b) Any Initial Renovations that Lessee elects to undertake must be completed by Lessee no later than the second anniversary of the Closing Date (a) in a safe and good and workmanlike manner, (b) in accordance with all Requirements of Law, (c) in compliance with the other provisions of this Lease and the other Operative Agreements, and (d) in a manner that, upon completion and taken as a whole, enhances the value of the Property by an amount commensurate with the funds from the Initial Advance used by Lessee to pay the cost thereof.

          (c) Subject to the other terms and conditions set forth in this Lease, Lessee shall have the sole right to initiate and control all Initial Renovations undertaken by it, including the means, methods, sequences and procedures implemented to accomplish the design and construction involved in making the Initial Renovations.

          (d) Agent Lessor has made and will make no representations as to the adequacy of any budgets, site plans, renderings, plans, drawings or specifications for the Initial Renovations, and no modification of any such budgets, site plans, renderings, plans, drawings or specifications that may be required from time to time will entitle Lessee to any adjustment in the amount that has been paid to Lessee as an Initial Advance.

          (e) Lessee is familiar with the conditions of the Land and any existing Improvements on the Land. Lessee shall have no claim for damages against Agent Lessor or for any additional payment from Agent Lessor by reason of any condition (concealed or otherwise) of or affecting the Land or Improvements.

          (f) Upon the completion of all such work, Lessee will remove all waste material and rubbish from and about the Land, as well as all tools, construction equipment, machinery and surplus materials. Lessee will keep the Land and the Improvements thereon in a reasonably safe and sightly condition as such work progresses.

          (g) Lessee shall have no claim for damages against Agent Lessor or for any additional payment from Agent Lessor by reason of any delay in the work required to accomplish the Initial Renovations. Nor shall Lessee have any claim for an extension of the deadline specified in subparagraph (b) for completing any Initial Renovations because of any such period of delay, unless, however, such delay has been caused by Agent Lessor's intentional interference with such work. In the event (and only to the extent) that any such intentional interference by Agent Lessor continues after Lessee provides written notice to cease, Lessee shall be entitled to an extension of such deadline. Agent Lessor's exercise of its rights and remedies permitted under this Lease or the other Operative Agreements will not be construed as intentional interference with Lessee's performance of any such work.

          (h) Lessee shall have no claim for any fee or other compensation or for any reimbursement of internal administrative or overhead expenses of Lessee by reason of the Initial Renovations (or any other services provided by Lessee under this Lease or other Operative Agreements), it being understood that Lessee is executing this Lease in consideration of the rights expressly granted to it herein.

                              ARTICLE 12 TITLE


     12.1 Warranty of Title.

          (a) Lessee agrees that, except as otherwise provided herein and subject to the terms of Article 13 relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Agent or the Depositary Bank pursuant to the Credit Agreement or the Cash Collateral Agreement, other than, with respect to the Property only, Permitted Liens. Lessee shall promptly notify Agent Lessor in the event it receives actual knowledge that a Lien (other than a Permitted Lien) exists with respect to the Property or that a Lien exists with respect to the Rent or the Collateral.

          (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Agent Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER AGENT LESSOR, AGENT, ANY LESSOR NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PROPERTY.

     12.2 Grants and Releases of Easements. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles 8, 9, 10 or 11, Agent Lessor and each Lessor hereby consents to the following actions by Lessee, in the name and stead of Agent Lessor and the Lessors, but at Lessee's sole cost and expense: (a) the granting (prior to the Lien of the Deed of Trust) of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the construction, use, repair, renovation or maintenance of the Property as herein provided; (b) the release (free and clear of the Lien of the Deed of Trust) of existing easements or other rights in the nature of easements which are for the benefit of the Property or adjacent properties (owned by the Lessee); (c) the dedication or transfer (prior to the Lien of the Deed of Trust) of unimproved portions of the Property for road, highway or other public purposes; (d) the execution of petitions to have the Property annexed to any municipal corporation or utility district; and (e) the execution of amendments to any covenants and restrictions affecting the Property; provided, that in each case Lessee shall have delivered to Agent Lessor an Officer's Certificate stating that: (i) such grant, release, dedication or transfer does not materially impair the value, utility or remaining useful life of the Property,
(ii) such grant, release, dedication or transfer is necessary or appropriate in connection with the construction, use, maintenance, alteration, renovation or improvement of the Property or adjacent properties (owned by the Lessee), (iii) Lessee shall remain obligated under this Lease and under any instrument executed by Lessee consenting to the assignment of Agent

Lessor's or any Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication or transfer, had not been effected and (iv) Lessee shall pay and perform any obligations of Agent Lessor or any Lessor under such grant, release, dedication or transfer. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, Agent Lessor shall, upon the request of Lessee, and at Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section.

                         ARTICLE 13 PERMITTED CONTESTS


     13.1 Permitted Contests Other Than in Respect of Impositions. Except to the extent otherwise provided for in Section 12.2 of the Participation Agreement, Lessee, on its own or on Agent Lessor's and the Lessors' behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition, or utility charges payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Agent Lessor agrees not to pay, settle or otherwise compromise any such item, provided that (a) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, the Property, the Rent, the Collateral, any Lessor, Agent, Agent Lessor and the Lenders; (b) there shall be no risk of the imposition of a Lien (other than a Permitted Lien) on the Property, or any Lien on any Rent or the Collateral, and no part of the Property nor any Rent or any of the Collateral would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or civil liability on any Lessor, Agent, Agent Lessor or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the Expiration Date, then Lessee shall deliver to Agent Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Agent Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

                             ARTICLE 14 INSURANCE


     14.1 Public Liability and Workers' Compensation Insurance. During the Term, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice. The policy shall be endorsed to name each Lessor, Agent Lessor, Agent and each Lender as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which any Lessor, Agent Lessor, Agent or any Lender may have in force.

Lessee shall, in the operation of the Property, comply with the applicable workers' compensation laws and protect each Lessor, Agent Lessor, Agent and each Lender against any liability under such laws.

     14.2 Hazard and Other Insurance.

          (a) During the Term, Lessee shall keep the Property insured against loss or damage by fire and other risks on terms and in amounts that are no less favorable than insurance maintained by owners of similar properties, that are in accordance with normal industry practice, are in amounts equal to the actual replacement cost of the Improvements. So long as no Lease Event of Default exists, any loss payable under the insurance policy required by this Section will be paid to and adjusted solely by Lessee, subject to Article 15. So long as no Lease Event of Default exists, any loss payable under any title insurance policy covering the Property will be paid to and adjusted solely by Lessee, subject to Article 15.

          (b) If at any time during the Term the area in which the Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973 or any amendments or supplements thereto, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as may be amended. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement concerning flood insurance to the extent that it applies to the Property.

     14.3 Coverage. Lessee shall furnish Agent Lessor with certificates showing the insurance required under Sections 14.1 and 14.2 to be in effect and naming Agent Lessor as loss payee with respect to property insurance and Agent, the Lenders, Agent Lessor and the Lessors as an additional insured with respect to liability insurance and showing the mortgagee endorsement required by Section 14.3(b). All such insurance shall be at the cost and expense of Lessee. Such certificates shall include a provision in which the insurer agrees to provide thirty (30) days' advance written notice by the insurer to Agent Lessor and Agent in the event of cancellation or modification of such insurance. If a Lease Event of Default has occurred and is continuing and Lessor so requests, Lessee shall deliver to Agent Lessor copies of all insurance policies required by this Lease.

          (a) Lessee agrees that the insurance policy or policies required by this Lease shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy. Lessee hereby waives any and all such rights against each Lessor, Agent Lessor, Agent and each Lender to the extent of payments made under such policies.

          (b) All insurance policies required by Section 14.2 shall include a "New York" or standard form mortgagee endorsement in favor of the Agent.

          (c) Neither Agent Lessor nor any Lessor shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Lease except that Agent Lessor and any Lessor may carry separate liability insurance so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance such party may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Lease to be subject to a coinsurance exception of any kind.

          (d) Lessee shall pay as they become due all premiums for the insurance required by this Lease, shall renew or replace each policy prior to the expiration date thereof and shall promptly deliver to Agent Lessor and Agent certificates for renewal and replacement policies.

                     ARTICLE 15 CASUALTY AND CONDEMNATION


     15.1 Casualty and Condemnation.

          (a) Subject to the provisions of this Article 15 and Article 16 (in the event Lessee delivers, or is obligated to deliver, a Termination Notice), and prior to the occurrence and continuation of a Lease Event of Default, Lessee shall be entitled to receive (and Agent Lessor and each Lessor hereby irrevocably assigns to Lessee all of Agent Lessor's and such Lessor's right, title and interest during such time in) any award, compensation or insurance proceeds to which Lessee or Agent Lessor may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation; provided, however, if a Default shall have occurred and be continuing such award, compensation or insurance proceeds shall be paid directly to Agent Lessor or, if received by Lessee, shall be held in trust for Agent Lessor, and shall be paid over by Lessee to Agent Lessor, and provided further that in the event of any Casualty or Condemnation, the estimated cost of restoration of which is in excess of $3,000,000, any such award, compensation or insurance proceeds shall be paid directly to Agent Lessor, or if received by Lessee, shall be held in trust for Agent Lessor and shall be paid over by Lessee to Agent Lessor.

          (b) So long as no Lease Event of Default has occurred and is continuing, Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided that if the estimated cost of restoration of the Property or the payment on account of such title defect is in excess of $3,000,000, then Agent Lessor shall be entitled to participate in any such proceeding or action. At Lessee's reasonable request, and at Lessee's sole cost and expense, Agent Lessor and Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment which the Lessee is entitled to control. Agent Lessor, each Lessor and Lessee agree that this Lease shall control the rights of Agent Lessor, the Lessors and Lessee in and to any such award, compensation or insurance payment.

          (c) If any party shall receive notice of a Casualty or a possible Condemnation of the Property or any interest therein, such party, as the case may be, shall give notice thereof to Agent Lessor, Lessee and to Agent promptly after the receipt of such notice.

          (d) In the event of a Casualty or receipt of notice by Lessee or Agent Lessor of a Condemnation, Lessee shall, not later than thirty (30) days after such occurrence, deliver to Agent Lessor and the Agent an Officer's Certificate stating that either (i) (x) such Casualty is not a Significant Casualty or (y) such Condemnation is neither a Total Condemnation nor a Significant Condemnation and that this Lease shall remain in full force and effect with respect to the Property and, at Lessee's sole cost and expense, Lessee shall promptly and diligently restore the Property in accordance with the terms of Section 15.1 (e) or (ii) this Lease shall terminate with respect to the Property in accordance with Section 16.1.

          (e) If pursuant to this Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation, then Lessee shall, at its sole cost and expense, promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1 using the as-built plans and specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Legal Requirements) so as to restore the Property to the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the Property shall remain with Agent Lessor.

          (f) In no event shall a Casualty or Condemnation with respect to which this Lease remains in full force and effect under this Section 15.1 affect Lessee's obligations to pay Rent pursuant to Section 3.1.

     15.2 Environmental Matters. Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of the Property in concentrations and conditions that constitute an Environmental Violation, Lessee shall notify Agent Lessor and Agent in writing of such condition. In the event of such Environmental Violation, Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Agent Lessor and Agent an Officer's Certificate and a Termination Notice with respect to the Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the Environmental Violation in accordance with the terms of Section
9.1. If Lessee does not deliver a Termination Notice with respect to the Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Agent Lessor and Agent a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Laws.

     15.3 Notice of Environmental Matters. Promptly, but in any event within five (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Agent Lessor and Agent written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Agent Lessor and Agent, within five (5) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with the Property. Lessee shall also promptly provide such detailed reports of any such environmental claims as reasonably may be requested by Agent Lessor and Agent.

                         ARTICLE 16 LEASE TERMINATION


     16.1 Termination upon Certain Events. If either: (i) Agent Lessor, any Lessor or Lessee shall have received notice of a Total Condemnation; or (ii) Lessee or Agent Lessor or any Lessor shall have received notice of a Condemnation, and Lessee shall have delivered to Agent Lessor and Agent an Officer's Certificate that such Condemnation is a Significant Condemnation; or
(iii) a Casualty occurs, and Lessee shall have delivered to Agent Lessor and Agent an Officer's Certificate that such Casualty is a Significant Casualty; or
(iv) an Environmental Violation occurs or is discovered and Lessee shall have delivered to Lessor an Officer's Certificate stating that, in the reasonable, good-faith judgment of Lessee, the cost to remediate the same will exceed $3,000,000; or (v) a Casualty occurs with respect to the Property or Lessee receives notice of a Condemnation with respect to the Property, and following such Casualty or Condemnation, the Property cannot reasonably be restored on or before the date which is twelve months prior to the Maturity Date to substantially the same condition as existed immediately prior to such Casualty or Condemnation or before such day the Property is not in fact so restored, and Lessee shall have delivered an Officer's Certificate to Agent Lessor and Agent to such effect; then, Lessee shall, within thirty (30) days after Lessee receives notice of a Total Condemnation pursuant to the preceding clause (i) or simultaneously with the delivery of the Officer's Certificate pursuant to the preceding clause (ii), (iii) (iv) or (v) deliver a notice of termination of this Lease to Agent Lessor (a "Termination Notice"):

          (a) in the case of an event described in (i) clause (i), (ii) (iii) or
(v) above which occurs due to fraud, misapplication of funds, illegal acts or willful misconduct or bankruptcy of Lessee or (ii) clause (iv) above, Lessee shall be obligated to purchase Agent Lessor's interest in the Property on or prior to the earlier of the Maturity Date and the date occurring one hundred eighty (180) days after the date of the Termination Notice by paying Agent Lessor, for the account of Lessors, an amount (offsetting, at the option of Lessee, against such amount the aggregate amount of the Cash Collateral) equal to (x) the Lease Balance on such termination date plus (y) all accrued and unpaid Basic Rent due and owing on such date, plus (z) all Supplemental Rent due and owing on such date and Agent Lessor shall, as set forth in Section 16.2, transfer to Lessee on such date of payment all of Agent Lessor's interest in the Property;

          (b) in the case of an event described in clause (i), (ii), (iii) or
(v) above which is not due to fraud, misapplication of funds, illegal acts or willful misconduct or bankruptcy of Lessee, then Lessee shall be obligated to pay to Agent Lessor, for the account of Lessors, on or prior to the earlier of the Maturity Date and the date occurring one hundred eighty (180) days after the date of the Termination Notice, an amount (offsetting, at the option of Lessee, against such amount the aggregate amount of the Cash Collateral) equal to (x) all accrued and unpaid

Basic Rent due and owing on such date plus (y) all Supplemental Rent due and owing on such date, plus (z) at the option of Lessee (1) the Lease Balance on such date (in which case Agent Lessor shall, as set forth in Section 19.1, transfer to Lessee on such date all of Agent Lessor's interest in the Property), or (2) if during the Term, the Maximum Residual Value Guarantee Amount plus all amounts due under Section 21.3 of this Lease for excessive wear and tear, which sum shall equal the Lease Balance on such date, in which event Lessee shall remarket the Property for Lessors, at the request of Agent Lessor, in accordance with Section 21.1(b) of the Lease and, if Lessee shall have paid an amount equal to the Lease Balance pursuant to the above, then Agent Lessor shall convey the Property to Lessee (or its designee), all in accordance with Section 19.1; and

          (c) on the case of an event described in clause (i), (ii) or (iii) above which occurs from the fraud, misapplication of funds, illegal acts or willful misconduct of Lessee, then Lessee shall make payments to Agent Lessor, for the account of Lessors, on or prior to the date occurring one hundred eighty
(180) days after date of the Termination Notice, of an amount (offsetting, at the option of Lessee, against such amount the aggregate amount of the Cash Collateral) equal to the sum of (x) all Supplemental Rent due and owing on such date plus (y) at Lessee's option, if it wishes to purchase Agent Lessor's interest in the Property, the Lease Balance on such date (in which case Agent Lessor shall, as set forth in Section 16.2, transfer to Lessee on such date all of Agent Lessor's interest in the Property); provided that if Lessee elects not to purchase Agent Lessor's interest in the Property, Lessee shall return the Property to Agent Lessor (or to any other Person specified by Agent Lessor in compliance with Section 10.1(c)) and Agent Lessor shall be entitled to retain all insurance and condemnation proceeds with respect to such Significant Casualty or Significant Condemnation and Lessee shall remarket the Property for Lessors, if requested by Agent Lessor, in accordance with Section 21.1(b) of this Lease.

     16.2 Termination Procedures. On the date of the payment by Lessee of the Lease Balance and all other amounts due in accordance with the Termination Notice or in accordance with Section 16.1 (such date, the "Termination Date"), this Lease shall terminate and Agent Lessor shall convey the property to Lessee (or Lessee's designee) all in accordance with Section 19.1.

                              ARTICLE 17 DEFAULT


     17.1 Lease Events of Default. If any one or more of the following events (each a "Lease Event of Default") shall occur:

          (a) Lessee shall fail to make payment of (i) any Basic Rent or any Supplemental Rent representing amounts owed under the Credit Agreement or the other Credit Documents within five (5) Business Days after the same has become due and payable or (ii) any Maximum Residual Guarantee Amount, Purchase Option Price or Termination Value after the same has become due and payable; or

          (b) Lessee shall fail to make payment of any other Supplemental Rent due and payable within five (5) Business Days after receipt of notice thereof; or

     (c) Lessee shall fail to maintain insurance as required by Article 14 of this Lease; or

     (d) Lessee shall fail to observe or perform any term, covenant or condition of Lessee under the Lease, the Participation Agreement or any other Operative Agreement to which it is a party (other than those set forth in Section 17.1(a), (b), (c), (e) or (k) hereof) which failure, if capable of cure, continues for thirty (30) days (or five (5) Business Days in the case of Lessee's failure to observe or perform the terms, covenants and conditions contained in Section 3(a) of the Cash Collateral Agreement) after written notice thereof to Lessee by Agent Lessor; or any representation or warranty by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way unless capable of cure and cured within thirty
(30) days after written notice thereof to Lessee by Agent Lessor; or

     (e) If, after the date hereof, and other than as permitted by Section 9.5(g) of the Participation Agreement, any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act")) acting in concert shall acquire (A) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Act) of fifty percent (50%) or more of the outstanding equity securities of Lessee entitled to vote for members of the board of directors, or
(B) all or substantially all of the assets of Lessee; or during any period of twelve (12) consecutive calendar months, individuals who are directors of Lessee on the first day of such period ("Initial Directors") and any directors of Lessee who are specifically approved by two-thirds of the Initial Directors and previously-approved directors shall cease to constitute a majority of the Board of Directors of Lessee before the end of such period; or

     (f) Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for Lessee or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

     (g) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against Lessee and not dismissed within sixty (60) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or the whole or a substantial part of its property, and such order or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof; or

     (h) there shall be entered against Lessee or any Subsidiary one or more judgments or decrees in an aggregate amount at any one time outstanding in excess of $3,000,000, and such judgments or decrees shall not have been satisfied, vacated, discharged, or stayed or bonded pending appeal within thirty
(30) days from entry thereof; or

     (i) with respect to any Plan (other than a Multiemployer Plan) as to which Lessee or any ERISA Affiliate of Lessee may have any liability, there shall exist, for a period of thirty (30) days, a deficiency which is $3,000,000 or more in the Plan assets available to satisfy the benefits guaranteeable under ERISA with respect to such Plan, and (i) steps are undertaken to terminate such Plan or (ii) such Plan is terminated or (iii) any Reportable Event which presents a material risk of termination with respect to such Plan shall occur; or

     (j) the Lessee or any of its Subsidiaries (i) shall default in the payment when due, whether at stated maturity or otherwise, of principal, interest or rent in respect of Indebtedness or Off Balance Sheet Debt of $3,000,000 or more; or (ii) shall fail to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any Indebtedness or Off Balance Sheet Debt, if any such failure, event or condition results in the holder or holders of such Indebtedness or Off Balance Sheet Debt or beneficiary or beneficiaries of such Indebtedness or Off Balance Sheet Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) declaring such Indebtedness or Off Balance Sheet Debt to be due and payable prior to its stated maturity, or cash collateral in respect thereof to be demanded;

     then, in any such event, Agent Lessor may, in addition to the other rights and remedies provided for in this Article 17 and in Section 18.1, terminate the Commitments and rescind or terminate this Lease by giving Lessee five (5) Business Days' notice of such termination, and this Lease and the Commitments shall terminate. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor, including fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

  17.2 Final Liquidated Damages. If a Lease Event of Default shall have occurred and be continuing, Agent Lessor shall have the right to recover, by demand to Lessee and at Agent Lessor's election, and Lessee shall pay to Agent Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 12 of the Participation Agreement, and in lieu of all damages beyond the date of such demand, the sum of (a) the Termination Value, plus (b) all other amounts owing in respect of Rent and Supplemental Rent theretofore accruing under this Lease (offsetting, at the option of Agent Lessor, against such amount the aggregate amount of the Cash Collateral). Notwithstanding the foregoing, if such liquidated damages are payable solely on the basis of a Lease Event of Default under Section 17.1(e) above, then Lessee shall only be obligated to pay the Maximum Residual Guarantee Amount upon termination of the Lease, but the Security Documents shall continue and remain in full force and effect in accordance with their terms with respect to payment of the remainder of the Termination Value. Upon payment of the amount specified pursuant to the first sentence of this Section 17.2, Lessee shall be entitled to receive from Agent Lessor, at Lessee's request and cost, an assignment of Agent Lessor's right, title and interest in the Property, the Improvements, Initial Renovations, Fixtures and Modifications, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Deed of Trust and any Lessor Liens. The

Property shall be conveyed to Lessee (or Lessee's designee) "AS IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Agent Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, that Lessee shall not be entitled to receive an assignment of Lessor's interest, if any, or in the Property, the Improvements, the Initial Renovations, the Fixtures and the Modifications unless Lessee shall have paid in full the Termination Value of the Property and all such Rent and Supplemental Rent.

  17.3 Lease Remedies. Agent Lessor and Lessee intend that for income tax and bankruptcy law purposes, this Lease will be treated as a financing arrangement, as set forth in Article 7. If, as a result of applicable state law, which cannot be waived, this Lease is deemed to be a lease of the Property, rather than a financing arrangement, and Agent Lessor is unable to enforce the remedies set forth in Section 17.2, the following remedies shall be available to Agent
Lessor:

          (a) Surrender of Possession. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Agent Lessor possession of the Property and Lessee shall quit the same. After such thirty (30) day period, Agent Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Agent Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.

          (b) Reletting. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to
Section 17.1, Agent Lessor may after the thirty (30) day period for Lessee to surrender, but shall be under no obligation to, relet all, or any portion, of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Agent Lessor may reasonably determine, and Agent Lessor may collect, receive and retain the rents resulting from such reletting which rents shall be applied against amounts owing by Lessee. Agent Lessor shall not be liable to Lessee for any failure to relet the Property or for any failure to collect any rent due upon such reletting.

          (c) Damages.  None of (a) the termination of this Lease pursuant to
Section 17.1; (b) the repossession of the Property; or (c) except to the extent required by applicable law, the failure of Agent Lessor to relet all, or any portion, of the Property, the reletting of all or any portion thereof, nor the failure of Agent Lessor to collect or receive any rentals due upon any such reletting shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Agent Lessor all Basic Rent and other sums due and payable hereunder or under the Operative Agreements to and including the date of such termination. Thereafter, on the days on which the Basic Rent, or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term or what would have been the Term in the absence of such termination, Lessee shall pay Agent Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or under the Operative Agreements or would have been payable by Lessee hereunder or under the Operative Agreements if this Lease had not been terminated pursuant to
Section 17.1, less the net proceeds, if any, which are actually received by Agent Lessor with respect to the period in question of any reletting of the Property or any portion thereof (offsetting, at the option of Agent Lessor, against such amount the aggregate amount of the Cash Collateral); provided that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.3(c) shall continue only so long as Agent Lessor shall not have received the amounts specified in Section 17.2 or Section 17.3(d). In calculating the amount of such net proceeds from reletting, there shall be deducted all of Agent Lessor's, Agent's and any Lender's expenses in connection therewith, including repossession costs, brokerage commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses reasonably incurred in preparation for such reletting. To the extent Agent Lessor receives any damages pursuant to this Section 17.3(c), such amounts shall be regarded as amounts paid on account of Rent.

          (d) Acceleration of Rent. If a Lease Event of Default shall have occurred and be continuing, and this Lease shall not have been terminated pursuant to Section 17.1, and whether or not Agent Lessor shall have collected any current liquidated damages pursuant to Section 17.3(c), Agent Lessor may upon written notice to Lessee accelerate all payments of Basic Rent due hereunder and, upon such acceleration, Lessee shall immediately pay Agent Lessor, as and for final liquidated damages and in lieu of all current liquidated damages on account of such Lease Event of Default beyond the date of such acceleration (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the sum of (a) all Basic Rent (assuming interest at a rate per annum equal to the Overdue Rate), as applicable, due from the date of such acceleration until the end of the Term, plus (b) the Maximum Residual Guarantee Amount that would be payable under
Section 21.1(c), which sum is then discounted to present value at a rate equal to the rate then being paid on United States treasury securities with maturities corresponding to the then remaining Term (offsetting, at the option of Agent Lessor, against such amount the aggregate amount of the Cash Collateral). Following payment of such amount by Lessee, Lessee will be permitted to stay in possession of the Property for the remainder of the Term, subject to the terms and conditions of this Lease, including the obligation to pay Supplemental Rent, provided that no further Lease Event of Default shall occur and be continuing, following which Agent Lessor shall have all the rights and remedies set forth in this Article XVII (but not including those set forth in this Section 17.3). If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Agent Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

          (e) Subletting of the Property. In addition to the other rights and remedies set forth herein, Agent Lessor shall have the right to continue this Lease in effect and, as permitted by Section 1951.4 of the California Civil Code, to enforce, by suit or otherwise, all covenants and conditions hereof to be performed or complied with by Lessee and exercise all of Agent Lessor's rights and remedies under this Lease, including, without limitation, the right to recover Basic Rent and Supplemental Rent from Lessee as it becomes due under this Lease, even though Lessee shall have breached this Lease and abandoned the Property. Acts of maintenance or preservation, or efforts by Agent Lessor or on Agent Lessor's behalf to relet the Property, or the appointment of a receiver upon the initiative of Agent Lessor to protect Agent Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession of the Property; provided, however, that the foregoing enumeration shall not be construed as in any way limiting the actions Agent Lessor may take without terminating Lessee's right to possession. In furtherance of the rights hereby granted to Agent Lessor, and to the extent, permitted by law, Lessee hereby appoints Agent Lessor its agent and attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, with power of substitution, to enter the Property upon a Lease Event of Default hereunder and remove therefrom all persons and property (with the right to store such property on the Property in a public warehouse or elsewhere at the cost and risk and for the account of Lessee) and to alter the Property in such manner as Agent Lessor may deem necessary or advisable so as to put the Property in good order and to make the same rentable and from time to time sublet the Property or any part thereof for such term or terms whether or not extending beyond the then current term of this Lease (but such sublease may provide for a new and successive lease to commence immediately upon the termination of this Lease), at such rentals and upon such other terms as Agent Lessor in its sole discretion may deem advisable, and with the right to make alterations and repairs to the Property; and Lessee agrees to pay to Agent Lessor on demand all reasonable expenses incurred by Agent Lessor in such subletting, and in altering, repairing and putting the Property in good order and condition, and in reletting the same, including fees of attorneys and architects, and all other reasonable expenses or commissions. Agent Lessor shall be Lessee's agent and representative on the Property in respect of all matters arising under or in connection with any such sublease made for Lessee by Agent Lessor. Under each such sublease, Lessee shall retain the right to enter upon and use the Property, subject to the terms and conditions of such sublease and the rights of the sublessee thereunder. Lessee further agrees to pay to Agent Lessor, following the date of such subletting, to and including the date provided in this Lease for the expiration of the Lease Term, the sums of money which would have been payable by Lessee as Basic Rent and Supplemental Rent, deducting only the net amount of rent, if any, which Agent Lessor shall actually receive (after deducting from the gross receipts the expenses, costs and payments of Agent Lessor which in accordance with the terms of this Lease would have been borne by Lessee) in the meantime from and by any such subletting of the Property, and Lessee hereby agrees to remain liable for all sums otherwise payable by Lessee under this Lease, including, but not limited to, the expenses of Agent Lessor aforesaid, as well as for any deficiency aforesaid. Agent Lessor shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Lessee for the recovery of such deficiency, expenses or damages or for a sum equal to any installments of Basic Rent or Supplemental Rent and other sums payable hereunder, and to recover the same upon the liability of Lessee herein provided, which liability it is expressly covenanted shall survive the commencement or determination of any action to secure possession of the Property. Nothing herein contained shall be deemed to require Agent Lessor to wait to begin such action or other legal proceedings until the date when this Lease would have expired by limitation had there been no such Lease Event of Default. Notwithstanding any such subletting without termination, pursuant to the terms hereof, Agent Lessor shall retain the right to and may at any time thereafter elect to terminate this Lease or Lessee's right to possession of the Property for any previous breach which remains uncured or for any subsequent breach by giving Lessee written notice thereof as herein provided, and in such event Lessee shall forfeit any rights or interest under any such sublease and thereafter the obligations of any such sublessee shall run directly to Agent Lessor for its own account. Upon application by Agent Lessor, a receiver may be appointed to take possession of the Property, exercise all rights granted to Agent Lessor as agent and attorney-in-fact for Lessee set forth in this Section 17.3(e) and apply any rentals collected from the Property as hereinabove provided. No taking of possession of the Property or other act by Agent Lessor as the agent and attorney-in-fact for Lessee pursuant to the foregoing provisions, nor any subletting by Agent Lessor for Lessee pursuant to the foregoing provisions, nor any such appointment of a receiver shall constitute or be construed as an election by Agent Lessor to terminate this Lease or Lessee's right to possession of the Property unless a written notice of such intention be given to Lessee.

          (f) Repossession and Recoverable Amounts. In the event of any termination of the Term or as permitted by law and upon thirty (30) days written notice as provided for in Section 17.3(a), Lessee shall quit and surrender the Property to Agent Lessor, and Agent Lessor may without further notice enter upon, reenter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event neither Lessee nor any Person claiming through or under Lessee by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Property but shall forthwith quit and surrender the Property, and Agent Lessor shall, notwithstanding any other provision of this Lease, be entitled to recover from Lessee the aggregate of all amounts Agent Lessor is permitted to recover from Lessee, including without limitation:

               (i) the worth at the time of award, as computed below, of the unpaid rent (including, without limitation, Basic Rent and Supplemental Rent) which had been earned at the time of termination of this Lease;

               (ii) the worth at the time of award of the amount by which the unpaid rent (including, without limitation, Basic Rent and Supplemental Rent) which would have been earned after the time of termination of this Lease until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

               (iii) the worth at the time of award of the amount by which the unpaid rent (including, without limitation, Basic Rent and Supplemental Rent) for the balance of the Term after the time of award exceeds the amount of such rental loss for said balance of the Term that Lessee proves could be reasonably avoided; and

               (iv) any other amount necessary to compensate Agent Lessor and each Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; including without limitation any loss or damage arising out of the failure of Agent Lessor or any Lessor to receive the benefit of the performance by Lessee of any obligation to purchase the Property under the provisions of this Lease. Lessee acknowledges and agrees that, in reliance upon this Lease and Lessee's covenants and agreements hereunder and the creditworthiness and financial condition of Lessee, Agent Lessor has entered into certain special transactions to finance the costs of leasing the Land and constructing the Initial Renovations and, in connection with such financing transactions, Agent Lessor and each Lessor have incurred and will continue to incur indebtedness and liabilities under and pursuant to the Participation Agreement and the other Operative Agreements. Lessee acknowledges and agrees that a Lease Event of Default will cause Agent Lessor and each Lessor substantial damage and detriment due to its obligations and liabilities under the Participation Agreement and the other Operative Agreements, including, without limitation, the failure of Agent Lessor and each Lessor to be fully compensated for the Advances made to Lessee. Accordingly, in order to compensate Agent Lessor for all detriment proximately caused by Lessee's failure to perform its obligations under this Lease, Agent Lessor shall be permitted to recover from Lessee, without limitation, all amounts necessary for Agent Lessor to be fully compensated for all of the Advances made to the Lessee.

     The "worth at the time of award," of the amounts referred to in the foregoing subsections 17.3(f) (i) and (ii) shall be computed by allowing interest at the Overdue Rate (or at the highest rate permitted by applicable law, whichever is less) on each rental installment from the date the same was due hereunder to the time of award. The "worth at the time of award" of the amount referred to in the foregoing subparagraph (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of the award plus one percent (1%). As used herein, the term "time of award" shall mean either (A) the date upon which Lessee pays to Agent Lessor the amount recoverable by Agent Lessor as hereinabove set forth or (B) the date of entry of any determination, order or judgment of any court, other legally constituted body, or any arbitrator(s), determining the amount recoverable, whichever first occurs. If the time of award is determined under clause (B), above, then the amount recoverable by Agent Lessor hereunder shall bear interest from the time of award until paid at the Overdue Rate (or at the highest rate permitted by applicable law, whichever is less). Nothing herein contained shall limit or prejudice the right of Agent Lessor, and Agent Lessor is hereby expressly granted the right, in any bankruptcy or reorganization or insolvency proceedings, to prove for and obtain as damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the amounts referred to above.

  17.4 Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Agent Lessor's rights or remedies under this Article XVII.

  17.5 Assignment of Rights Under Contracts. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Agent Lessor's demand immediately assign, transfer and set over to Agent Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the construction, renovation, development, use or operation of the Property (including, without limitation, all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the construction, renovation, and operation of the Property.

  17.6 Power of Sale and Foreclosure. Subject to Article 21 below, in the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing, and subject to the availability of such remedy under applicable law, then the Agent Lessor and the Lessee agree that the Lessee hereby mortgages and grants to Agent Lessor a Lien against the Property WITH POWER OF SALE, for the purpose of securing all of Lessee's obligations hereunder (including the payment of Basic Rent, Supplemental Rent and the Termination Value or Purchase Option Price) (collectively, the "Lease Payment Obligations"). In each case, upon the occurrence of any Lease Event of Default which is continuing, the Agent Lessor shall have the power and authority, to the extent provided by law, to exercise the following rights and remedies:

          (a) To declare the Lease Payment Obligations immediately due and payable;

          (b) With or without notice, and without releasing Lessee from any obligation hereunder, to cure any default of Lessee and, in connection therewith, to enter upon the Property and to perform such acts and things as Agent Lessor deems necessary or desirable to inspect, investigate, assess and protect the Property, including, without limitation of any of its other rights: to obtain a court order to enforce Agent Lessor's right to enter and inspect the Property pursuant to California Civil Code Section 2929.5, to which the decision of Agent Lessor as to whether there exists a release or threatened release of a Hazardous Substance onto the Property shall be deemed reasonable and conclusive as between the parties hereto; to have a receiver appointed pursuant to California Code of Civil Procedure Section 564 to enforce Agent Lessor's right to enter and inspect the Property for Hazardous Substances; to appear in and defend any action or proceeding purporting to affect the Property or the rights or powers of Agent Lessor hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of Agent Lessor, is prior or superior hereto, the judgment of Agent Lessor being conclusive as between the parties hereto; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist Agent Lessor;

          (c) To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Lessee hereunder, and Lessee agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought hereunder, Lessee waives the defense of laches and any applicable statute of limitations;

          (d) Agent Lessor or its employees, acting by themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of and contract to dispose of the Property or any part thereof; negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures; contract for goods and services, hire agents, employees and counsel, make repairs, alterations and improvements to the Property necessary, in Agent Lessor's judgment, to protect or enhance the security hereof; to incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or to take any and all other actions which may be necessary or desirable to comply with Lessee's obligations hereunder and under the Operative Agreements. All sums realized by Agent Lessor under this Section 17.6(d), less all costs and expenses incurred by it under this Section 17.6(d), including attorneys' fees, and less such sums as Agent Lessor deems appropriate as a reserve to meet future expenses under this Section 17.6(d), shall be applied on any Lease Payment Obligations secured hereby in such order as Agent Lessor shall determine. Neither application of said sums to said indebtedness nor any other action taken by Agent Lessor under this Section 17.6(d) shall cure or waive any Lease Event of Default or notice of default hereunder or nullify the effect of any such notice of default. Agent Lessor, or any employee or agent of Agent Lessor, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (i) the adequacy of the security for the indebtedness secured hereunder, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (iii) the filing of a notice of default;

          (e) To execute a written notice of such Lease Event of Default and of its election to cause the Property to be sold to satisfy the obligations secured hereby. Agent Lessor shall give and record such notice as the law then requires as a condition precedent to a nonjudicial foreclosure sale. When the minimum period of time required by law after such notice has elapsed, Agent Lessor, without notice to or demand upon Lessee except as otherwise required by law, shall sell the Property at the time and place of sale fixed by it in the notice of sale and in such order as it or Agent Lessor may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale (the Lease Payment Obligations hereby secured being the equivalent of cash for purposes of said sale). If the Land and/or the Property consist of several lots, parcels, or items of property, Agent Lessor may: (i) designate the order in which such lots, parcels, or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, through two or more successive sales, or in any other manner Agent Lessor deems in its best interest. Lessee shall have no right to direct the order in which the Property is sold. Agent Lessor may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. Agent Lessor shall deliver to the purchaser at such sale a deed or other appropriate transfer instrument conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Agent Lessor or Lessee may purchase at such sale.

     In connection with any sale or sales hereunder, Agent Lessor may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a fixture, as the case may be, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Any sale of any personal property or fixtures hereunder shall be conducted in any manner permitted by the UCC.

     After deducting all costs, fees and expenses of Agent Lessor and of this trust, including all costs of evidence of title and attorneys' fees in connection with sale, Agent Lessor shall apply the proceeds of sale to payment of all sums so expended under the terms hereof not then repaid; the payment of all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto;

          (f) To resort to and realize upon the Property and any other security now or hereafter held by Agent Lessor in such order and manner as Agent Lessor may, in its sole discretion, determine; and resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both;

          (g) To commence and maintain an action or actions in any court of competent jurisdiction pursuant to California Code of Civil Procedure Section 736, whether commenced prior to foreclosure of the Property or after foreclosure of the Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Agent Lessor (collectively, the "Environmental Costs") incurred or advanced by Agent Lessor relating to the cleanup, remediation or other response action required by Applicable Law or which Agent Lessor believes necessary to protect its interest in the Property, it being conclusively presumed between Agent Lessor and Lessee that all such Environmental Costs incurred or advanced by Agent Lessor relating to the cleanup, remediation or other response action of or to the Property were made by Agent Lessor in good faith. All Environmental Costs incurred by Agent Lessor pursuant to this Section 17.6(g) (including, without limitation, court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Overdue Rate from the date of expenditure until said sums have been paid. Agent Lessor shall be entitled to bid, at the sale of the Property held pursuant to Section 17.6(e) above, the amount of said costs, expenses and interest in addition to the amount of the other Lease Payment Obligations hereby secured as a credit bid, the equivalent of cash. For the purposes of any action brought under this
Section 17.6(g), Lessee hereby waives the defense of laches and any applicable statute of limitations; and

          (h) To waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against Lessee and all of Lessee's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order pursuant to California Code of Civil Procedure Section 483.010. As between Agent Lessor and Lessee, for purposes of California Code of Civil Procedure Section 726.5, Lessee shall have the burden of proving that Lessee or any related party (or any affiliate or agent of Lessee or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Substance. For the purposes of any action brought under this paragraph, Lessee hereby waives the defense of laches and any applicable statute of limitations.

          (i) All costs and expenses incurred by Agent Lessor pursuant to this
Section 17.6 (including without limitation court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Overdue Rate, from the date of expenditure until said sums have been paid. Agent Lessor shall be entitled to bid, at the sale of the Property held pursuant to subsection 17.4(e) above, the amount of said costs, expenses and interest in addition to the amount of the other Lease Payment Obligations hereby secured as a credit bid, which shall be deemed the equivalent of cash.

          (j) Lessee hereby waives any right to require that any security given hereunder or under any other agreement securing the Lease Payment Obligations be marshalled and further waives any right otherwise available in respect to marshalling of assets which secure any Lease Payment Obligation or to require Agent Lessor to pursue its remedies against any such assets.

     17.7 Remedies Cumulative. The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise.

     17.8 Lessee's Purchase Option. Notwithstanding any provision contained in this Lease or any other Operative Agreement or any termination of this Lease, if a Lease Event of Default has occurred and is continuing, Lessee shall have the right to exercise its Purchase Option at any time prior to such time as a foreclosure upon or sale of the Property to a buyer unrelated to the Agent has been completed.

                       ARTICLE 18 LESSORS RIGHT TO CURE


     18.1 Agent Lessor's Right to Cure Lessee's Lease Defaults. Agent Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including the failure by Lessee to maintain any insurance required by Article 14, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All out-of-pocket costs and expenses so incurred (including the fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Agent Lessor on demand as Supplemental Rent.

                         ARTICLE 19 LEASE TERMINATION


     19.1 Provisions Relating to Lessee's Termination of this Lease or Exercise of Purchase Options. In connection with any termination of this Lease with respect to the Property pursuant to the terms of Section 16.1 or 16.2 or
Article 17 if the Property is being purchased by Lessee (or its designee), or in connection with Lessee's exercise of its Purchase Option or Maturity Date Purchase Option, upon the date on which this Lease is to terminate with respect to the Property or upon the Expiration Date with respect to the Property, and upon tender by Lessee of the Lease Balance and the other amounts set forth in
Section 16.1, 17.2, 20.1 or 20.2, as applicable:

            (a) Lessor shall assign and convey to Lessee (or to Lessee's designee) at Lessee's cost and expense, Agent Lessor's entire interest in the Property by appropriate instrument, in conformity with local law and custom and free and clear of the Lien of the Deed of Trust and any Lessor Liens and shall provide usual and customary certifications in respect of withholding and transfer taxes; and

            (b) The Property shall be conveyed to Lessee or its designee "AS IS" and in its then present physical condition.

                          ARTICLE 20 PURCHASE OPTION


     20.1 Purchase Option. Subject to Article 17 Lessee shall have the option (exercisable by giving Agent Lessor irrevocable written notice (the "Purchase Notice") of Lessee's election to exercise such option not less than thirty (30) days prior to the date of purchase pursuant to such option) to purchase the Property on the date specified in such Purchase Notice at a price equal to the Termination Value plus any costs and expenses incurred by the Agent following Lessee's election of its option to remarket the Property pursuant to Section
21.1 in connection with such remarketing (offsetting, at the option of Lessee, to the extent permitted by law, without adversely affecting Agent Lessor's rights and remedies under the Operative Agreements, against such amount the aggregate amount of the Cash Collateral) (the "Purchase Option Price") (which the parties do not intend to be a "bargain" purchase price) of the Property. If Lessee exercises its option to purchase the Property pursuant to this Section
20.1 (the "Purchase Option"), Lessor shall transfer to Lessee or Lessee's designee all of Agent Lessor's right, title and interest in and to the Property as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price and all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, in accordance with Section 19.1.

     20.2 Maturity Date Purchase Option. Not less than twelve months prior to the Maturity Date, Lessee may give Agent Lessor and Agent irrevocable written notice (the "Maturity Date Election Notice") that Lessee is electing to exercise the Maturity Date Purchase Option or its option to remarket the Property pursuant to Section 21.1. If Lessee does not give a Maturity Date Election Notice on or before the date twelve months prior to the Maturity Date, then Lessee shall be deemed to have exercised its Maturity Date Purchase Option. If Lessee has elected, or is deemed to have elected, to exercise the Maturity Date Purchase Option, then on the Maturity Date Lessee shall pay to Agent Lessor an amount equal to the Termination Value for the Property (offsetting, at the option of Lessee, to the extent permitted by law, without adversely affecting Lessor's rights and remedies under the Operative Agreements, against such amount the aggregate amount of the Cash Collateral) (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amount plus all Rent and other amounts then due and payable under this Lease and any other Operative Agreement, Agent Lessor shall transfer to Lessee or Lessee's designee all of Agent Lessor's right, title and interest in and to the Property in accordance with Section 19.1.

     20.3 Extension of Expiration Date. Lessee may extend the Expiration Date and the Maturity Date subject to, and in accordance with, the terms and conditions of Section 15 of the Participation Agreement.

                          ARTICLE 21 SALE OF PROPERTY


     21.1   Sale Procedure.

            (a) (i) Provided that no Lease Default or Lease Event of Default shall have occurred and be continuing, at the expiration of the Term, unless Lessee shall have (A) elected to extend the Expiration Date, (B) elected (or be deemed to have elected) to purchase the Property and paid the Purchase Option Price with respect thereto, or (C) otherwise terminated this Lease with respect thereto and paid the Termination Value or Lease Balance with respect thereto, Lessee may elect to remarket the Property as provided in Section 20.2, or (ii) if Lessee elects or is required to remarket the Property pursuant to Section
16.1 of this Lease, then Lessee shall (x) pay to Agent Lessor the Maximum Residual Guarantee Amount for the Property (offsetting, at the option of Lessee, to the extent permitted by law, without adversely affecting Lessor's rights and remedies under the Operative Agreements, against such amount the aggregate amount of the Cash Collateral), and (y) sell the Property to one or more third parties for cash in accordance with Section 21.1(b).

            (b) During the Marketing Period, Lessee, as nonexclusive broker for Agent Lessor, shall use its best efforts to obtain bids for the cash purchase of the Property for the highest price available in the relevant market, shall notify Agent Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for the Property and shall provide Agent Lessor with such additional information about the bids and the bid solicitation procedure as Agent Lessor may request from time to time. Agent Lessor may reject any and all bids and may assume sole responsibility for obtaining bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Agent Lessor may not reject a bid if such bid is greater than or equal to the sum of the Limited Recourse Amount and all costs and expenses of sale and is a bona fide offer by a third party purchaser who is not an Affiliate of Lessee. If the price which a prospective purchaser shall have offered to pay for all or any of the Property is less than the sum of the Limited Recourse Amount and all costs and expenses of sale, Agent Lessor may elect to retain the Property by giving Lessee at least two Business Days' prior written notice of Agent Lessor's election to retain the Property, and upon receipt of such notice, Lessee shall surrender the Property to Agent Lessor pursuant to Section 10.1(c). Unless Agent Lessor shall have elected to retain the Property pursuant to the preceding sentence, Agent Lessor shall sell the Property free of any Lessor Liens attributable to it, without recourse or warranty, for cash to the purchaser or purchasers identified by Lessee or Agent Lessor, as the case may be, and Lessee shall surrender the Property to such purchaser in the condition specified in Section 10.1.

            (c) On the date during the Marketing Period on which the Property is sold pursuant to Section 21.1(b), or on the Maturity Date if the Property remains unsold, Lessee shall pay to Agent Lessor the Maximum Residual Guarantee Amount for the Property (after taking into account the application of the proceeds of such sale pursuant to the terms of this Lease, the Credit Agreement and the Participation Agreement and offsetting, at the option of Lessee, to the extent permitted by law, without adversely affecting Lessor's rights and remedies under the Operative Agreements, against such amount the aggregate amount of the Cash Collateral) plus all accrued and unpaid Basic Rent plus any Supplemental Rent due and owing on such date of purchase.

     21.2 Application of Proceeds of Sale. Agent Lessor shall apply the proceeds of sale of the Property pursuant to the provisions of the Participation Agreement.

     21.3 Indemnity for Excessive Wear. If the proceeds of the sale described in Section 21.1(b) with respect to the Property, less all expenses incurred by Agent Lessor in connection with such sale, shall be less than the Limited Recourse Amount for the Property at the time of such sale and if it shall have been determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Property shall have been impaired by greater than expected wear and tear during the Term, Lessee shall pay to Agent Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Net Sale Proceeds Shortfall, whichever amount is less; provided, that in the case of a remarketing during the Term pursuant to Section 16.1(b)(z)(2)(A) the amount of such excess wear and tear shall be equal to the Net Sales Proceeds Shortfall, if any, and Lessee shall pay such amount to Agent Lessor.

     21.4 Appraisal Procedure. For determining the Fair Market Sales Value of the Property or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Agent Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Agent Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure, and if they cannot agree within ten (10) days, then two qualified appraisers, one chosen by Lessee and one chosen by Agent Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Agent Lessor. If the two appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three appraisers shall be given within twenty
(20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two shall be discarded and such average shall be binding on Agent Lessor and Lessee; provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Agent Lessor and Lessee. The fees and expenses of all of the appraisers shall be paid by Lessee.

     21.5 Certain Obligations Continue. During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Property (including the installment of Basic Rent due on the Maturity Date) shall continue undiminished until payment in full to Agent Lessor of the sale proceeds, the Maximum Residual Guarantee Amount, if any, the amount due under Section 21.3, if any, and all other amounts due to Agent Lessor with respect to the Property. Agent Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article 21.

                            ARTICLE 22 HOLDING OVER


     22.1 Holding Over. If Lessee shall for any reason, other than due to Lessor's failure to convey the Property to Lessee following Lessee's exercise of the Purchase Option in accordance with Article 20 hereof, remain in possession of the Property after the expiration or earlier termination of this Lease (unless the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to the Property and Lessee shall continue to pay Basic Rent at an annual rate equal to the rate payable hereunder immediately preceding such expiration or earlier termination; provided, however, that from and after the sixtieth (60th) day Lessee shall remain in possession of the Property after such expiration or earlier termination, Lessee shall pay Basic Rent at an annual rate equal to two hundred percent (200%) of the Basic Rent payable hereunder immediately preceding such expiration or earlier termination. Such Basic Rent shall be payable from time to time upon demand by Agent Lessor. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of the Property. Nothing contained in this Article 22 shall constitute the consent, express or implied, of Agent Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to the Property and nothing contained herein shall be read or construed as preventing Agent Lessor from maintaining a suit for possession of the Property or exercising any other remedy available to Agent Lessor at law or in equity.

                            ARTICLE 23 RISK OF LOSS


     23.1 Risk of Loss. During the Term, the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by Casualty, Condemnation, Environmental Violations or otherwise is assumed by Lessee, and Agent Lessor shall in no event be answerable or accountable therefor.

           ARTICLE 24 SUBLETTING AND ASSIGNMENT; EXISTING TENANCIES


     24.1 Subletting and Assignment. Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part. Lessee may, without the consent of Agent Lessor, sublease the Property or a portion thereof to any Person. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of Lessee's obligations to Agent Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to the Property, or any portion thereof, so sublet. Any sublease of the Property shall be made subject to and subordinate to this Lease and to the rights of Agent Lessor hereunder, and shall expressly provide for the surrender of the Property after a Lease Event of Default hereunder.

     24.2 Subleases. Promptly following the execution and delivery of any sublease permitted by this Article 24, Lessee shall deliver a copy of such executed sublease to Agent Lessor and Agent.

     24.3 Existing Tenancies. Lessor hereby appoints Lessee as agent for Lessor to perform all of the terms, covenants, conditions and obligations of Lessor, as "Landlord", under all Existing Leases, and Lessee hereby agrees to perform all of such terms, covenants, conditions and obligations during the Term. Lessor hereby grants a revocable license to Lessee to collect and retain the rents, profits, or other sums due under any Existing Leases, such license being revocable by the Lessor in the circumstances described in the following sentence. Notwithstanding the foregoing in the event of (i) a Lease Event of Default, Lessor may, at its sole option, do either or both of the following: (A) terminate such agency relationship, and/or (B) revoke such license, and (ii) any default of Lessee in its capacity as Landlord under any Existing Leases, Lessor may, at its sole option, do any or all of the following: (A) terminate such agency relationship, (B) revoke such license, and/or (C) consider such a Lease Event of Default if not cured by Lessee within any applicable cure period. In the event that the Lessor has revoked the license and collects rents, profits and other sums due under any Existing Leases, Lessor shall elect to do any or all of the following: (i) apply any such sums to amounts then due and owing by Lessee hereunder, to the extent that such action would not adversely affect Lessor's rights and remedies under the Operative Agreements; (ii) hold such sums as additional collateral, or (iii) return such sums to Lessee.

                       ARTICLE 25 ESTOPPEL CERTIFICATES


     25.1 Estoppel Certificates. At any time and from time to time upon not less than twenty (20) days' prior request by Agent Lessor, Lessee shall furnish to Agent Lessor a certificate signed by an individual having the office of vice president or higher in Lessee certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not Agent Lessor is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as Agent Lessor may reasonably request. Any such certificate furnished pursuant to this Article 25 may be relied upon by Agent Lessor, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to Agent Lessor (or any Affiliate thereof).

                             ARTICLE 26 NO WAIVER


     26.1 No Waiver. No failure by Agent Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                      ARTICLE 27 ACCEPTANCE OF SURRENDER


     27.1 Acceptance of Surrender. Except as otherwise expressly provided in this Lease, no surrender to Agent Lessor of this Lease or of all or any portion of the Property or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Agent Lessor and, prior to the payment or performance of all obligations under the Credit Documents, Agent, and no act by Agent Lessor or Agent or any representative or agent of Agent Lessor or Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

                         ARTICLE 28 NO MERGER OF TITLE


     28.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person, or (c) a beneficial interest in Agent Lessor.

                              ARTICLE 29 NOTICES


     29.1 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate posted prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

     If to Lessee:

     Keynote Systems, Inc.
     2855 Campus Drive
     San Mateo, California  94403
     Attention: Chief Financial Officer
     Telephone No.: (650) 522-1017
     Telecopy No.:  (650) 522-1099

     If to Agent Lessor:

     IBJTC Leasing Corporation-BSC
     1251 Avenue of the Americas
     New York, NY 10020-1104
     Attention: Virginia Fino
     Telephone No.: (212) 282-3588
     Telecopy No.: (212) 282-4492

     with a copy to the Agent:

     The Industrial Bank of Japan, Limited
     1251 Avenue of the Americas
     New York, NY 10020-1104
     Attention: Richard Emmich, Credit Administration #1 Department Telephone No.: (212) 282-3000
     Telecopy No.: (212) 282-4478

or such additional parties and/or other address as any party may hereafter designate from time to time by notice to each of the other parties hereto.

                           ARTICLE 30 MISCELLANEOUS


     30.1 Miscellaneous. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Agent Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of Lessee provided in this Lease, including any right or option described in Articles 15, 16, 20 or 21, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution and delivery of this Lease.

     30.2 Amendments and Modifications. Neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by Agent Lessor and Lessee.

     30.3 Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     30.4 Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     30.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     30.6 Governing Law. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     30.7 Limitations on Recourse. Except as expressly set forth in the Operative Agreements, Lessee agrees to look solely to Agent Lessor's estate and interest in the Property, the proceeds of sale thereof, any insurance proceeds or any other award or any third party proceeds received by Agent Lessor in connection with the Property for the collection of any judgment requiring the payment of money by Agent Lessor in the event of liability by Agent Lessor, and no other property or assets of Agent Lessor, the Lessors or any shareholder, owner or partner (direct or indirect) thereof, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease, the relationship of Agent Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Agent Lessor to Lessee; provided that nothing in this Section shall be construed to impair or limit the rights of Lessee against Agent Lessor under the Operative Agreements. Nothing in this Section shall be interpreted so as to limit the terms of Section 6.1 or 6.2.

     30.8 Recordation of Lease. This Lease and each Memorandum of Lease Supplement shall be recorded in the jurisdiction in which the Property covered by each Lease Supplement is located, at Lessee's sole cost and expense.

     30.9 Priority. On and prior to the Maturity Date, the Deed of Trust shall be subject and subordinate to this Lease and following the Maturity Date, the Deed of Trust shall be senior to this Lease without any further act by any Person.

                           [signature page follows]

     In Witness Whereof, the parties have caused this Lease be duly executed and delivered as of the date first above written.

KEYNOTE SYSTEMS, INC.,
as Lessee

By: _______________________
Name: _____________________
Title: ____________________

IBJTC LEASING CORPORATION-BSC,
as Agent Lessor for the Lessors

By: _______________________
Name: _____________________
Title: ____________________


                                    [Lease]

                                   EXHIBIT A
                             LEASE SUPPLEMENT LAND

     This Lease Supplement Land (this "Lease Supplement Land") dated as of July 11, 2000 between IBJTC LEASING CORPORATION-BSC, as Agent Lessor for the Agent Lessors (the "Agent Lessor"), and KEYNOTE SYSTEMS, INC., a Delaware corporation, as lessee (the "Lessee").

     Whereas, Agent Lessor is the owner or will be the owner of the Land described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

     Now, Therefore, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions; Rules of Usage. For purposes of this Lease Supplement Land, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of July 11, 2000.

     Section 2. The Property. Attached hereto as Schedule 1 is the a legal description of the Land. Effective upon the execution and delivery of this Lease Supplement Land by Agent Lessor and Lessee, the Land shall be subject to the terms and provisions of the Lease.

     This Lease Supplement Land shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured hereby shall be July 11, 2005 unless extended to not later than July 11, 2007.

     For purposes of provisions of the Lease and this Lease Supplement Land related to the creation and enforcement of the Lease and this Lease Supplement Land as a security agreement and a fixture filing, Lessee is the debtor and Agent Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Agent Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement Land or of any financing statement related to the Lease and this Lease Supplement Land shall be sufficient as a financing statement for any of the purposes referenced herein.

     Section 3. Use of Property. At all times during the Term with respect to the Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Property.

     Section 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     Section 5. Original Lease Supplement Land. The single executed original of this Lease Supplement Land marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement Land (the "Original Executed Counterpart"). To the extent that this Lease Supplement Land constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement Land may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     Section 6. GOVERNING LAW. THIS LEASE SUPPLEMENT LAND SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.

     Section 7. Grant of Mortgage Lien and Security Interest; Assignment of Rents. To secure to the Agent Lessor the payment of all amounts owed to Agent Lessor by Lessee under the Lease and the other Operative Agreements, and without limiting any other remedies set forth in the Lease, Lessee and Agent Lessor agree as follows:

          (a) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Agent Lessor and Lessee agree that Lessee has caused Agent Lessor to hold title to the Property and Lessee does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over to the Agent Lessor, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the Lessee's right, title and interest in the Property, if any; (ii) all rights and benefits of whatever nature derived or to be derived by the Lessee under or by virtue of the Lease; and (iii) all of the Lessee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including, without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "Security Property."

          TO HAVE AND TO HOLD the Security Property, subject however to Permitted Liens, unto the Agent Lessor, its successors and assigns IN TRUST, forever, for the uses and purposes herein expressed, but not otherwise.

          (b) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement Land (including, without limitation, the Lessee's rights hereunder and thereunder so long as no lease Event of Default has occurred and is continuing), the Lessee hereby grants to the Agent Lessor a security interest in that portion of the Security Property (the "UCC Property") subject to the Uniform Commercial Code of the State in which the Security Property is located (the "UCC"). The Lease, as supplemented by this Lease Supplement Land, shall also be deemed to be a security agreement and fixture filing and shall support any financing statement showing the Agent Lessor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Agent Lessor to confirm and perfect the lien of the security interest in the collateral described in this Lease Supplement Land.

          (c) The Lessee hereby irrevocably assigns, conveys, transfers and sets over unto the Agent Lessor (subject, however, to the Lease and the rights of the Lessee thereunder and hereunder) all and every part of the rents, issues and profits (collectively, the "Profits") that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Property or any part thereof, including any guaranties of such subleases or other occupancy agreements (collectively, the "Subleases"). Upon request of the Agent Lessor, the Lessee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Property. Upon the occurrence and during the continuance of a Lease Event of Default and subject to the provisions of subsection 5(d) hereof, the Agent Lessor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Lessee thereunder and hereunder, to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby.

          (d) Notwithstanding that this Lease Supplement Land is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, Agent Lessor grants to Lessee a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits. Such license shall be automatically revoked upon the occurrence and during the continuance of any Lease Event of Default.

     Section 8. Counterpart Execution. This Lease Supplement Land may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument. For purposes of the provisions of this Lease Supplement Land concerning this Lease Supplement Land constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Agent Lessor herein), from whom information may be obtained about this Lease Supplement Land, are as set forth on the signature pages hereto.

     In Witness Whereof, each of the parties hereto has caused this Lease Supplement Land to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                    AGENT LESSOR:

                                    IBJTC LEASING CORPORATION-BSC

                                    By:_________________________________
                                    Name: ______________________________
                                    Title:______________________________


                                    LESSEE:

                                    KEYNOTE SYSTEMS, INC., a   Delaware
                                    corporation

                                    By:_________________________________
                                    Name: ______________________________
                                    Title:______________________________


                            [Lease Supplement Land]

                                   SCHEDULE 1

                            To Lease Supplement Land

                               Legal Description

The land referred to below is situated in the State of California, County of San Mateo, City of San Mateo and is described as follows:

PARCEL I:
---------

Parcel "C" as shown on that certain map entitled "MARINERS ISLAND UNIT NO. 4, BEING A SUBDIVISION OF LOTS 2 & 3 BLOCK 4 AND LOT 1 BLOCK 5, MARINERS ISLAND UNIT NO. 2 RECORDED IN VOLUME 64 OF MAPS AT PAGES 31 TO 35 INCLUSIVE, LOTS 1, 2, 3, & 4, BLOCKS 1 MARINERS ISLAND UNIT NO. 3, RECORDED IN VOLUME 67 OF MAPS AT PAGES 19 TO 27 INCLUSIVE, AND ADJOINING ACREAGE BEING A PORTION OF LANDS DESCRIBED IN GRANT DEED RECORDED ON MARCH 30, 1977 IN BOOK 7424 AT PAGE 182, SAN MATEO COUNTY RECORDS, CITY OF SAN MATEO, SAN MATEO COUNTY, CALF.", filed in the office of the County Recorder of San Mateo County, State of California, on April 4, 1979 in Book 99 of Maps at page(s) 35 to 38 inclusive.

PARCEL II:
----------

A NON-EXCLUSIVE EASEMENT for employee, invitees and customer traffic for the purpose only of ingress and egress to and from Parcel C as shown on that map (the "Final Map") recorded April 4, 1979 in Volume 99 of Maps at pages 35, 36, 37 and 38 in the Official Records of the County of San Mateo, California; over and across a strip of land not exceeding at any point a width of 44 feet as more particularly described on the Final map as the "44' access easement".

Said easement is appurtenant to Parcel I above and was created by reservation in Deed recorded April 6, 1979 in Reel 7836 of Official Records at page 443. (File No. 92543-AN), Records of San Mateo County, California and by dedication on Certificate Sheet of the subdivision map of Mariners Island Unit No. 4 hereinabove referred to.

                                   EXHIBIT B
                         LEASE SUPPLEMENT IMPROVEMENTS


     This Lease Supplement Improvements (this "Lease Supplement Improvements") dated as of July 11, 2000 between IBJTC LEASING CORPORATION-BSC, as Agent Lessor for the Agent Lessors (the "Agent Lessor"), and KEYNOTE SYSTEMS, INC., a Delaware corporation, as lessee (the "Lessee").

     Whereas, Agent Lessor is the owner or will be the owner of the Improvements described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

     Now, Therefore, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions; Rules of Usage. For purposes of this Lease Supplement Improvements, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of July 11, 2000.

     Section 2. The Properties. Attached hereto as Schedule 1 is the description of the Improvements. Effective upon the execution and delivery of this Lease Supplement Improvements by Agent Lessor and Lessee, the Improvements shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all Initial Renovations or Modifications made to the Property shall be deemed to be titled to the Agent Lessor and subject to the terms and conditions of the Lease and this Lease Supplement Improvements.

     This Lease Supplement Improvements shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured hereby shall be July 11, 2005 unless extended to not later than [July 11], 2007.

     For purposes of provisions of the Lease and this Lease Supplement Improvements related to the creation and enforcement of the Lease and this Lease Supplement Improvements as a security agreement and a fixture filing, Lessee is the debtor and Agent Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Agent Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement Improvements or of any financing statement related to the Lease and this Lease Supplement Improvements shall be sufficient as a financing statement for any of the purposes referenced herein.

     Section 3. Use of Property. At all times during the Term with respect to the Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Property.

     Section 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     Section 5. Original Lease Supplement Improvements. The single executed original of this Lease Supplement Improvements marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement Improvements (the "Original Executed Counterpart"). To the extent that this Lease Supplement Improvements constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement Improvements may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     Section 6. GOVERNING LAW. THIS LEASE SUPPLEMENT IMPROVEMENTS SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.

     Section 7. Grant of Mortgage Lien and Security Interest; Assignment of Rents. To secure to the Agent Lessor the payment of all amounts owed to Agent Lessor by Lessee under the Lease and the other Operative Agreements, and without limiting any other remedies set forth in the Lease, Lessee and Agent Lessor agree as follows:

          (a) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Agent Lessor and Lessee agree that Lessee has caused Agent Lessor to hold title to the Property and Lessee does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over to the Agent Lessor, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the Lessee's right, title and interest in the Property, if any; (ii) all rights and benefits of whatever nature derived or to be derived by the Lessee under or by virtue of the Lease; and (iii) all of the Lessee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including, without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "Security Property."

          TO HAVE AND TO HOLD the Security Property, subject however to Permitted Liens, unto the Agent Lessor, its successors and assigns IN TRUST, forever, for the uses and purposes herein expressed, but not otherwise.

          (b) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement Improvements (including, without limitation, the Lessee's rights hereunder and thereunder so long as no lease Event of Default has occurred and is continuing), the Lessee hereby grants to the Agent Lessor a security interest in that portion of the Security Property (the "UCC Property") subject to the Uniform Commercial Code of the State in which the Security Property is located (the "UCC"). The Lease, as supplemented by this Lease Supplement Improvements, shall also be deemed to be a security agreement and fixture filing and shall support any financing statement showing the Agent Lessor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Lessee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Agent Lessor to confirm and perfect the lien of the security interest in the collateral described in this Lease Supplement Improvements.

          (c) The Lessee hereby irrevocably assigns, conveys, transfers and sets over unto the Agent Lessor (subject, however, to the Lease and the rights of the Lessee thereunder and hereunder) all and every part of the rents, issues and profits (collectively, the "Profits") that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Property or any part thereof, including any guaranties of such subleases or other occupancy agreements (collectively, the "Subleases"). Upon request of the Agent Lessor, the Lessee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Property. Upon the occurrence and during the continuance of a Lease Event of Default and subject to the provisions of subsection 5(d) hereof, the Agent Lessor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Lessee thereunder and hereunder, to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby.

          (d) Notwithstanding that this Lease Supplement Improvements is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, Agent Lessor grants to Lessee a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits. Such license shall be automatically revoked upon the occurrence and during the continuance of any Lease Event of Default.

     Section 8. Counterpart Execution. This Lease Supplement Improvements may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument. For purposes of the provisions of this Lease Supplement Improvements concerning this Lease

Supplement Improvements constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Agent Lessor herein), from whom information may be obtained about this Lease Supplement Improvements, are as set forth on the signature pages hereto.

     In Witness Whereof, each of the parties hereto has caused this Lease Supplement Improvements to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                   AGENT LESSOR:
                                   IBJTC LEASING CORPORATION-BSC

                                   By:__________________________________
                                   Name:________________________________
                                   Title: ______________________________


                                   LESSEE:

                                   KEYNOTE SYSTEMS, INC., a
                                   Delaware corporation

                                   By:__________________________________
                                   Name:________________________________
                                   Title: ______________________________

                                       2
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                                   SCHEDULE 1

                        To Lease Supplement Improvements

The Improvements located on the real property described as:

The land referred to below is situated in the State of California, County of San Mateo, City of San Mateo and is described as follows:

PARCEL I:
---------

Parcel "C" as shown on that certain map entitled "MARINERS ISLAND UNIT NO. 4, BEING A SUBDIVISION OF LOTS 2 & 3 BLOCK 4 AND LOT 1 BLOCK 5, MARINERS ISLAND UNIT NO. 2 RECORDED IN VOLUME 64 OF MAPS AT PAGES 31 TO 35 INCLUSIVE, LOTS 1, 2, 3, & 4, BLOCKS 1 MARINERS ISLAND UNIT NO. 3, RECORDED IN VOLUME 67 OF MAPS AT PAGES 19 TO 27 INCLUSIVE, AND ADJOINING ACREAGE BEING A PORTION OF LANDS DESCRIBED IN GRANT DEED RECORDED ON MARCH 30, 1977 IN BOOK 7424 AT PAGE 182, SAN MATEO COUNTY RECORDS, CITY OF SAN MATEO, SAN MATEO COUNTY, CALF.", filed in the office of the County Recorder of San Mateo County, State of California, on April 4, 1979 in Book 99 of Maps at page(s) 35 to 38 inclusive.

PARCEL II:
----------

A NON-EXCLUSIVE EASEMENT for employee, invitees and customer traffic for the purpose only of ingress and egress to and from Parcel C as shown on that map (the "Final Map") recorded April 4, 1979 in Volume 99 of Maps at pages 35, 36, 37 and 38 in the Official Records of the County of San Mateo, California; over and across a strip of land not exceeding at any point a width of 44 feet as more particularly described on the Final map as the "44' accesseasement".

Said easement is appurtenant to Parcel I above and was created by reservation in Deed recorded April 6, 1979 in Reel 7836 of Official Records at page 443. (File No. 92543-AN), Records of San Mateo County, California and by dedication on Certificate Sheet of the subdivision map of Mariners Island Unit No. 4 hereinabove referred to.